EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, Form S-8 Registration Statement for the WPS Resources Corporation 2005 Omnibus Incentive Compensation Plan and

    WHEREAS, the undersigned is a Director of WPSR;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments to said statements, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   1st   day of   August  , 2005.

/s/ R. A. Bemis
Richard A. Bemis
Director


EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, Form S-8 Registration Statement for the WPS Resources Corporation 2005 Omnibus Incentive Compensation Plan and

    WHEREAS, the undersigned is a Director of WPSR;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments to said statements, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   1st   day of   August  , 2005.

/s/ Albert Budney, Jr.
Albert Budney, Jr.
Director


EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, Form S-8 Registration Statement for the WPS Resources Corporation 2005 Omnibus Incentive Compensation Plan and

    WHEREAS, the undersigned is a Director of WPSR;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments to said statements, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   1st   day of   August  , 2005.

/s/ Ellen Carnahan
Ellen Carnahan
Director


EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, Form S-8 Registration Statement for the WPS Resources Corporation 2005 Omnibus Incentive Compensation Plan and

    WHEREAS, the undersigned is a Director of WPSR;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments to said statements, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   1st   day of   August  , 2005.

/s/ Robert C. Gallagher
Robert C. Gallagher
Director


EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, Form S-8 Registration Statement for the WPS Resources Corporation 2005 Omnibus Incentive Compensation Plan and

    WHEREAS, the undersigned is a Director of WPSR;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments to said statements, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   1st   day of   August  , 2005.

/s/ Kathryn M. Hasselblad-Pascale
Kathryn M. Hasselblad-Pascale
Director


EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, Form S-8 Registration Statement for the WPS Resources Corporation 2005 Omnibus Incentive Compensation Plan and

    WHEREAS, the undersigned is a Director of WPSR;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments to said statements, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   1st   day of   August  , 2005.

/s/ James L. Kemerling
James L. Kemerling
Director


EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, Form S-8 Registration Statement for the WPS Resources Corporation 2005 Omnibus Incentive Compensation Plan and

    WHEREAS, the undersigned is a Director of WPSR;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments to said statements, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   1st   day of   August  , 2005.

/s/ J. C. Meng
John C. Meng
Director


EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, Form S-8 Registration Statement for the WPS Resources Corporation 2005 Omnibus Incentive Compensation Plan and

    WHEREAS, the undersigned is a Director of WPSR;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments to said statements, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   1st   day of   August  , 2005.

/s/ Wm. Protz, Jr.
William F. Protz, Jr.
Director


EXHIBIT 24

POWER OF ATTORNEY

    WHEREAS, WPS RESOURCES CORPORATION, a Wisconsin corporation (hereinafter referred to as "WPSR") will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, Form S-8 Registration Statement for the WPS Resources Corporation 2005 Omnibus Incentive Compensation Plan and

    WHEREAS, the undersigned is a Director of WPSR;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints Larry L. Weyers, Joseph P. O'Leary and Barth J. Wolf or any one of them, as attorney, with full power to act for the undersigned and in the name, place and stead of the undersigned, to sign the name of the undersigned as Director to said Registration Statement on Form S-8 and any and all amendments to said statements, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this document this   1st   day of   August  , 2005.

/s/ Larry L. Weyers
Larry L. Weyers
Director
